UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2025

WOLFSPEED, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-40863	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Prepackaged Debt Restructuring

As previously disclosed, on June 22, 2025, Wolfspeed, Inc. (“Wolfspeed”) and its wholly owned subsidiary, Wolfspeed Texas LLC (together with Wolfspeed, the “Company”), entered into a Restructuring Support Agreement (the “RSA”) with key debtholders, including (i) holders of more than 97% of its Senior Secured Notes due 2030 (“Senior Secured Notes”), (ii) Renesas Electronics America Inc. (“Renesas”) and (iii) holders of more than 67% of its Convertible Notes (as defined below), pursuant to which these debtholders have committed to support and, as discussed below, vote in favor of the Company’s Plan (as defined below). Through the Plan, the Company intends to substantially de-lever its capital structure on the terms set forth in the RSA through a prepackaged chapter 11 bankruptcy case (the “Restructuring”). The Restructuring is expected to reduce the Company’s (i) overall debt by approximately 70%, representing a reduction of approximately $4.6 billion, and (ii) annual interest expense by approximately 60%. Wolfspeed’s existing common stock will be cancelled, and existing equity holders are expected to receive their pro rata share of 3.0% or 5.0% of Wolfspeed’s class of common equity as of the date on which the Plan becomes effective in accordance with its terms, subject to dilution by the other issuances contemplated by the Restructuring. For a description of the material terms of the RSA, see Wolfspeed’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2025 (the “RSA 8-K”), which description is incorporated herein by reference. Capitalized terms not defined herein have the meanings given to them in the RSA filed as Exhibit 10.1 in the RSA 8-K.

Item 1.03.	Bankruptcy or Receivership

Voluntary Petition

On June 30, 2025 (the “Petition Date”), the Company filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”) to implement a prepackaged chapter 11 plan of reorganization (the “Plan”). The Plan embodies the terms of, and transactions contemplated by, the RSA. On June 27, 2025, prior to commencing the Chapter 11 Cases, the Company commenced solicitation for approval of the Plan by eligible claimholders by transmitting its disclosure statement (the “Disclosure Statement”) and related solicitation materials and anticipates completing solicitation during the Chapter 11 Cases. The Company has requested that the Court administer the Chapter 11 Cases jointly for administrative purposes only under the caption In re Wolfspeed, Inc., et al. The Company will continue to operate its business as a “debtor-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

The Company filed customary first day motions with the Court to ensure its ability to continue operating in the ordinary course of business both domestically and internationally, including its authority to pay employees, vendors, and customers. The Plan and the “first day” relief anticipate that vendors and other unsecured creditors will be paid in full and in the ordinary course of business.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The filing of the Chapter 11 Cases described in Item 1.03 above constitutes an event of default under the Company’s following debt instruments (the “Debt Instruments”):

•

the Indenture, dated as of April 21, 2020, by and among Wolfspeed (f/k/a Cree, Inc.) and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), which governs Wolfspeed’s 1.75% Convertible Senior Notes due 2026 (the “2026 Notes”);

•

the Indenture, dated as of February 3, 2022, by and among Wolfspeed and U.S. Bank Trust Company, National Association, which governs Wolfspeed’s 0.25% Convertible Senior Notes due 2028 (the “2028 Notes”);

•

the Indenture, dated as of November 21, 2022, by and among Wolfspeed and U.S. Bank Trust Company, National Association, which governs Wolfspeed’s 1.875% Convertible Senior Notes due 2029 (collectively with the 2026 Notes and the 2028 Notes, the “Convertible Notes”);

•	the Unsecured Customer Refundable Deposit Agreement, dated as of July 5, 2023, as amended to date, by and between Wolfspeed and Renesas; and

•

the Amended and Restated Indenture, dated as of October 11, 2024, as amended to date, by and among Wolfspeed, the subsidiary guarantors party from time to time thereto, and U.S. Bank Trust Company, National Association, as trustee and collateral agent, which governs Wolfspeed’s Senior Secured Notes.

The Debt Instruments provide that, as a result of the filing of the Chapter 11 Cases, the principal, premium, if any, accrued and unpaid interest and any other monetary obligations due thereunder are immediately due and payable. However, as a result of the filing of the Chapter 11 Cases, the ability of the Company’s creditors to seek remedies to enforce their respective rights against the Company under the Debt Instruments is automatically stayed subject to Court approval, and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01.	Regulation FD Disclosure

Press Release

On June 30, 2025, Wolfspeed issued a press release announcing the filing of the Chapter 11 Cases. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Disclosure Statement

The Disclosure Statement in connection with the solicitation of the Plan was distributed to certain creditors of the Company prior to the filing of the Chapter 11 Cases. A copy of the Disclosure Statement is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. This Current Report on Form 8-K (this “Current Report”) is not a solicitation of votes to accept or reject the Plan or an offer to sell securities of the Company. Any solicitation of votes or offer to sell or solicitation of an offer to buy any securities of the Company will be made only pursuant to and in accordance with the Disclosure Statement (as may be amended) and any applicable order of the Court.

Cautionary Note Regarding the Chapter 11 Cases

Wolfspeed cautions that trading in Wolfspeed’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for Wolfspeed’s securities may bear little or no relationship to the actual recovery, if any, by the holders of Wolfspeed’s securities in the Chapter 11 Cases. Wolfspeed expects that its equity holders may experience a significant loss on their investment if the Plan is confirmed.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Epiq Corporate Restructuring LLC at https://dm.epiq11.com/wolfspeed, by calling (888) 818-4267 or Non U.S./Canada at +1 (971) 606-5246, or by sending an email to wolfspeed@epiqglobal.com (with a reference to “Wolfspeed Solicitation Inquiry” in the subject line). The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

The information included in this Current Report under Item 7.01, including Exhibit 99.1 and Exhibit 99.2, attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause the Company’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including estimates, forecasts, and projections about possible or assumed future results of the Company’s business, financial condition, liquidity, results of operations, plans, and objectives and the Company’s industry and market growth. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “forward” or “continue” and similar expressions are used to identify forward-looking statements. All statements in this Current Report that are not historical are forward-looking statements, including statements regarding the timing and implementation of the transactions contemplated by the Disclosure Statement and the Plan, the Company’s ability to continue operating in the ordinary course, including continuing to serve customers and pay vendors and employees in the ordinary course, the potential benefits of the transactions contemplated by the Disclosure Statement and the Plan, and the potential effects of such transactions on the Company’s financial position, capital structure, outstanding debt and interest expense. Actual results could differ materially due to a number of factors, including but not limited to, risks and uncertainties associated with the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and the Company’s relationship with its various stakeholders, including vendors and customers; the Company’s ability to develop and implement the transactions contemplated by the Plan and whether the Plan will be approved by the Court and the ultimate outcome of the Chapter 11 Cases in general; the length of time the Company will operate under the Chapter 11 Cases; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to confirm and consummate the Plan; the timing or amount of recovery, if any, to the Company’s stakeholders; uncertainty regarding the Company’s ability to retain key personnel; the diversion of management’s attention as a result of the Chapter 11 Cases; increased administrative and legal costs related to the Chapter 11 Cases; changes in the Company’s ability to meet its financial obligations during the Chapter 11 Cases and to maintain contracts that are critical to its operations; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Company may employ to address its liquidity and capital resources and achieve its stated goals; the actions and decisions of equity holders, creditors, regulators, and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate the Plan; risks relating to the potential delisting of Wolfspeed’s common stock from the New York Stock Exchange and future quotation of the common stock; ongoing uncertainty in global economic and geopolitical conditions, such as the ongoing military conflict between Russia and Ukraine and the ongoing conflicts in the Middle East; changes in progress on infrastructure development or changes in customer or industrial demand that could negatively affect product demand, including as a result of an economic slowdown or recession, collectability of receivables and other related matters if consumers and businesses defer purchases or payments, or default on payments; risks associated with the Company’s expansion plans, including design and construction delays, cost overruns, the timing and amount of government incentives actually received, including, among other things, any direct grants and tax credits, issues in installing and qualifying new equipment and ramping production, poor production process yields and quality control, and potential increases to the Company’s restructuring costs; the Company’s ability to obtain additional funding, including, among other things, from government funding, public or private equity offerings, or debt financings, on favorable terms and on a timely basis, if at all; the Company’s ability to take certain actions with respect to its capital and debt structure; the risk that the Company does not meet its production commitments to those customers who provide the Company with capacity reservation deposits or similar payments; the risk that the Company may experience production difficulties that preclude it from shipping sufficient quantities to meet customer orders or that result in higher production costs, lower yields and lower margins; the Company’s ability to lower costs; the risk that the Company’s results will suffer if it is unable to balance fluctuations in customer demand and capacity, including bringing on additional capacity on a timely basis to meet customer demand or scaling back its manufacturing expenses or overhead costs quickly enough to correspond to lower than expected demand; the risk that longer manufacturing lead times may cause customers to fulfill their orders with a competitor’s products instead; product mix; risks associated with the ramp-up of production of the Company’s new products, and the Company’s entry into new business channels different from those in which it has historically operated; the Company’s ability to convert customer design-ins to design-wins and sales of significant volume, and, if customer design-in activity does result in such sales, when such sales will ultimately occur and what the amount of such sales will be; the risk that the markets for the Company’s products will not develop as it expects, including the adoption of the Company’s products by electric vehicle manufacturers and the overall adoption of electric vehicles; the risk that the economic and political uncertainty caused by the tariffs imposed or announced by the United States on imported goods, and corresponding tariffs and other retaliatory measures imposed by other countries (including China) in response, may continue to negatively impact demand for the Company’s products; the risk that the Company or its channel partners are not able to develop and expand customer bases and accurately anticipate demand from end customers, including production and product mix, which can result in increased inventory and reduced orders as the Company experiences wide fluctuations in supply and demand; risks related to international sales and purchases; risks resulting from the concentration of the Company’s business among few customers, including the risk that customers may reduce or cancel orders or fail to honor purchase commitments; the risk that the Company’s investments may experience periods of significant market value and interest rate volatility causing it to recognize fair value losses on the Company’s investment; the risk posed by managing an increasingly complex supply chain (including managing the impacts of supply constraints in the semiconductor industry and meeting purchase commitments under take-or-pay arrangements with certain suppliers) that has the ability to supply a sufficient quantity of raw materials, subsystems and finished products with the required specifications and quality; risks relating to outbreaks of infectious diseases or similar public health events, including the risk of disruptions to the Company’s operations, supply chain, including its contract manufacturers, or customer demand; the risk the Company may be required to record a significant charge to earnings if its remaining goodwill or amortizable assets become impaired; risks relating to confidential information theft or misuse, including through cyber-attacks or cyber intrusion; the Company’s ability to complete development and commercialization of products under development; the rapid development of new technology and competing products that may impair demand or render the Company’s products obsolete; the potential lack of customer acceptance for the Company’s products; risks associated with ongoing litigation; the risk that customers do not maintain their favorable perception of the Company’s brand and products, resulting in lower demand for its products; the risk that the Company’s products fail to perform or fail to meet customer requirements or expectations, resulting in significant additional costs; risks associated with strategic transactions; the risk that the Company is not able to successfully execute or achieve the potential benefits of the Company’s efforts to enhance its value; the substantial doubt about the Company’s ability to continue as a going concern; and other factors discussed in the Company’s filings with the SEC, including the Company’s report on Form 10-K for the fiscal year ended June 30, 2024, and subsequent reports filed with the SEC. These forward-looking statements represent the Company’s judgment as of the date of this Current Report. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, the Company disclaims any intent or obligation to update any forward-looking statements after the date of this Current Report, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Disclosure Statement for the Company Prepackaged Chapter 11 Plan of Reorganization, dated June 27, 2025

99.2	Press Release, dated June 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Melissa Garrett
Melissa Garrett
Senior Vice President and General Counsel

Date: June 30, 2025